                                                                  EXHIBIT 8.1

                                   SUBSIDIARIES


                           ------------------------
                           | SAND TECHNOLOGY INC. |
                           |       Canada         |
                           ------------------------
                                      |
                                      |
                                      |
                                      |
                                      |
        -------------------------------------------------------------
        |                             |                             |
  100%  |                      100%   |                      100%   |
        |                             |                             |
-------------------        ------------------------        -------------------
| SAND TECHNOLOGY |        | STSI LICENSING, LLC. |        | SAND TECHNOLOGY |
|   CORPORATION   |        |     New Jersey       |        | IRELAND LIMITED |
|    Delaware     |        |                      |        |     Ireland     |
-------------------        ------------------------        -------------------
                                                                     |
                                                                     |
                                                                     |
                                                          -----------------------
                                                          |                     |
                                                   100%   |                     |  100%
                                                          |                     |
                                                    ---------------       --------------
                                                    |    SAND     |       |    SAND    |
                                                    | TECHNOLOGY  |       | TECHNOLOGY |
                                                    | DEUTSCHLAND |       |  LIMITED   |
                                                    |    GmbH     |       | (England)  |
                                                    |   Germany   |       |            |
                                                    ---------------       --------------
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